500 President Clinton Ave. Suite 300, Little Rock, AR 72201 Inuvo Announces Financial Results for the First Quarter Ending March 31, 2020 IntentKey revenue increases 45% over the prior year comparable period LITTLE ROCK, AR, May 14, 2020 (GLOBE NEWSWIRE) -- Inuvo, Inc. (NYSE American: INUV), a leading provider of marketing technology powered by IntentKeyTM artificial intelligence that serves brands and agencies, today announced its financial results for the first quarter ending March 31, 2020. Revenue for the 2020 first quarter totaled $14.9 million. IntentKey, Inuvo’s proprietary machine learning technology, accounted for approximately 12% of the first quarter of 2020 revenue, generating $1.9 million. Richard Howe, CEO of Inuvo, commented, “We are pleased with IntentKey’s strong start to the year, 45% ahead of the first quarter of last year. The IntentKey continues to gain acceptance with agencies and advertisers. In April 2020, IntentKey revenue was roughly flat year-over-year and May 2020 is tracking approximately 70% higher year-over-year.” Financial Results for the Three Months Ended March 31, 2020: Net revenue totaled $14.9 million, down 3.4% from $15.5 million for the prior year. The IntentKey platform revenue totaled $1.9 million, up 45% from $1.3 million in the prior year. The ValidClick platform revenue totaled $13 million, down 8% from $14.2 million in the prior year. IntentKey gross margins were 49.2%, up 80% from a gross margin of 27.2% in the prior year. Gross profit totaled $11.5 million, up 30.8% from the $8.8 million in the year period. Gross profit margin was 77%, up 20% from a gross profit of 57% in the prior year. Operating expenses totaled $14 million, up 30.7% from the $10.7 million in the prior year. Net loss for the 2020 first quarter totaled $2.8 million as compared to a net loss of $2.5 million for the same period in 2019. Adjusted EBITDA for the 2020 first quarter totaled a loss of $1.4 million as compared to an Adjusted EBITDA loss of $194 thousand for the same period in 2019. Adjusted EBITDA does not include a $500 thousand ValidClick licensing fee received in the current quarter that will be recognized over time. Discussion of Financial Results for the Three Months Ended March 31, 2020: The lower revenue in the first quarter of the current year is attributable to the ValidClick business where seasonality plays a role in lower monetization from advertising due to lower demand for marketing. This lower ValidClick revenue was partially offset by a 45% increase in the IntentKey revenue. Overall gross margins were improved in large part as a result of the mix change associated with the IntentKey’s growing contribution. Marketing costs and compensation expense were higher in the current year quarter. The higher marketing costs in the quarter were associated with a higher cost of traffic acquisition for ValidClick. The higher compensation expense was due in part to higher stock

500 President Clinton Ave. Suite 300, Little Rock, AR 72201 compensation, incentive expense and to the hiring of salespeople to support the demand for the IntentKey. The lower selling, general and administrative costs in the current quarter were due to a decrease of legal fees. Other expense of $140 thousand is due to a change in the fair market value of a derivative liability associated with a convertible promissory note. The derivative liability is a non-cash item. Cash as of March 31, 2020 totaled $470,807 as compared to $372,989 as of December 31, 2019. Between December 31, 2019 and May 14, 2020, the Company has raised approximately $1.5 million from the sale of its securities, has refinanced its previous credit facility with a new $5 million facility with Hitachi Capital America Corp. and obtained a $1.1 million loan through Relyance Bank N.A. under the Paycheck Protection Program (the “PPP Loan”) pursuant to the Coronavirus Aid, Relief, and Economic Security Act and is administered by the United States Small Business Administration. At the end of the quarter the amount outstanding under the company’s new credit facility was $1.5 million, compared to $3.4 million of outstanding financed receivables at December 31, 2019. As previously disclosed, the Company only had minor impact from COVID-19 in the first quarter of 2020 and beginning in late April 2020, experienced a significant reduction in demand (marketing budgets) within the ValidClick business and a modest decline in demand within the IntentKey business, the combination of which has resulted in a significant reduction in our revenue run rate. The Company is monitoring the continued effect of COVID-19 on its business and is focusing its resources on areas expected to have immediate revenue potential and is attempting to reduce expenses where necessary with as little disruption on daily operations as possible. Conference Call Details: Date: Thursday, May 14, 2020 Time: 4:30 p.m. Eastern Time Toll-free Dial-in Number: 1-800-584-1507 International Dial-in Number: 1-212-231-2920 Conference ID: 21962381 Participant Link: http://public.viavid.com/index.php?id=139871 A telephone replay will be available through May 28, 2020. To access the replay, please dial 1-844-512-2921 (domestic) or 1-412-317-6671 (international). At the system prompt, enter the code 21962381 followed by the # sign. You will then be prompted for your name, company and phone number. Playback will then automatically begin. About Inuvo Inuvo®, Inc. (NYSE American: INUV) is a market leader in artificial intelligence, aligning and delivering consumer-oriented product & brand messaging strategies online based on powerful, anonymous and proprietary consumer intent data for agencies, advertisers and partners. To learn more, visit www.inuvo.com. About the IntentKeyTM Inuvo®’s IntentKeyTM is a patented, machine-learning technology designed to mirror the manner in which the human brain instantly associates ideas, emotions, places, people, and objects. It creates an accurate, high-definition picture of consumer intent and sentiment related to a particular topic or item. Inuvo harnesses the power of the IntentKeyTM to discover and reach high volumes of incremental in-market and relevant audiences that are hidden from typical marketing approaches. The IntentKeyTM enables pinpoint media execution reaching consumers throughout the purchasing funnel all the way to conversion. Safe Harbor / Forward-Looking Statements / Disclosures

500 President Clinton Ave. Suite 300, Little Rock, AR 72201 This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, without limitation, statements made with respect to expectations with respect to the results of revenues from IntentKey in future periods, our lack of profitable operating history, changes in our business, potential need for additional capital, the ultimate impact of the COVID-19 pandemic on our industry in general and our business in particular, and other risks detailed from time to time in our filings with the Securities and Exchange Commission (the “SEC”), and represent our views only as of the date they are made and should not be relied upon as representing our views as of any subsequent date. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in Inuvo, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as filed on May 12, 2020 and our other filings with the SEC. All forward- looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Inuvo, Inc. and are difficult to predict. The information which appears on our websites and our social media platforms is not part of this press release. Inuvo Company Contact: Wally Ruiz Chief Financial Officer Tel (501) 205-8397 wallace.ruiz@inuvo.com

500 President Clinton Ave. Suite 300, Little Rock, AR 72201 INUVO, INC. CONDENSED CONSOLIDATED BALANCE SHEET March 31, December 31, 2020 2019 Assets Cash $470,807 $372,989 Accounts receivable, net 5,796,515 7,529,785 Prepaid expenses and other current assets 353,795 243,888 Total current assets 6,621,117 8,146,662 Property and equipment, net 1,315,633 1,374,152 Goodwill 9,853,342 9,853,342 Intangible assets, net 9,985,217 10,451,593 Other assets 1,143,822 865,178 Total other assets 20,982,381 21,170,114 Total assets $28,919,131 $30,690,928 Liabilities and Stockholders’ Equity Accounts payable $8,115,326 $7,520,567 Accrued expenses and other current liabilities 4,272,240 4,057,340 Line of credit 1,503,147 - Financed receivables - 3,381,364 Convertible promissory notes (net) 271,108 536,806 Derivative liability 149,400 182,250 Total current liabilities 14,311,221 15,678,327 Deferred tax liability 2,019,200 2,019,200 Other long-term liabilities 1,009,428 452,051 Total long-term liabilities 3,028,628 2,471,251 Total stockholders' equity 11,579,282 12,541,350 Total liabilities and stockholders' equity $28,919,131 $30,690,928

500 President Clinton Ave. Suite 300, Little Rock, AR 72201 INUVO, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited) Three Months Ended March 31, March 31, 2020 2019 Net revenue $14,932,983 $15,464,569 Cost of revenue 3,439,501 6,680,628 Gross profit 11,493,482 8,783,941 Operating expenses Marketing costs 9,622,823 6,544,009 Compensation 2,344,235 1,808,556 Selling, general and administrative 2,058,842 2,377,061 Total operating expenses 14,025,900 10,729,626 Operating loss (2,532,418) (1,945,685) Interest expense, net (152,511) (516,708) Other expense (140,307) - Net loss (2,825,236) (2,462,393) Net loss per share, basic and diluted ($0.05) ($0.08) Weighted average shares outstanding Basic 53,642,787 32,396,998 Diluted 53,642,787 32,396,998

500 President Clinton Ave. Suite 300, Little Rock, AR 72201 RECONCILIATION OF LOSS FROM CONTINUING OPERATIONS BEFORE TAXES TO ADJUSTED EBITDA (unaudited) Three Months Ended March 31, March 31, 2020 2019 Loss from continuing operations ($2,825,236) ($2,462,393) before taxes Interest expense, net 152,511 516,708 Depreciation 369,372 441,841 Amortization 572,054 381,924 EBITDA (1,731,299) (1,121,920) Stock-based compensation 208,897 96,871 Non-recurring expense: Costs incurred during the - 497,895 Terminated Merger Adjustment to derivative liability accounts 140,307 333,333 Adjusted EBITDA ($1,382,095) ($193,821) Reconciliation of Loss from Continuing Operations before Taxes to EBITDA and Adjusted EBITDA We present EBITDA and Adjusted EBITDA as a supplemental measure of our performance. We defined EBITDA as net loss from continuing operations before taxes plus (i) interest expense, net, (ii) depreciation, and (iii) amortization. We further define Adjusted EBITDA as EBITDA plus (iv) stock-based compensation and (v) certain identified expenses that are not expected to recur or be representative of future ongoing operation of the business. These adjustments are itemized above. You are encouraged to evaluate these adjustments and the reasons we consider them appropriate for supplemental analysis. In evaluating EBITDA and Adjusted EBITDA, you should be aware that in the future we may incur expenses that are the same or similar to some of the adjustments in the presentation. Our presentation of EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.